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                                                                    EXHIBIT 12.2

                                  CERTIFICATION

I, Paul William Fulton, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 20-F of Lihir Gold Limited for the fiscal year ended December 31, 2003.

2. Based on my knowledge, this Amendment No. 1 does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 12, 2005

                                              /s/ Paul Fulton
                                              ---------------------------------
                                              Name: Paul Fulton
                                              Title: General Manager Commercial